Exhibit 10.1
Execution Version
FOURTH AMENDMENT TO CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 19, 2012 and is entered into by and among POST HOLDINGS, INC., a Missouri corporation (the “Borrower”), BARCLAYS BANK PLC, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), acting with the consent of the Required Lenders, the Required Lenders and the Guarantor, and is made with reference to that certain CREDIT AGREEMENT, dated as of February 3, 2012 and amended as of May 14, 2012, June 13, 2012 and September 13, 2012 (the “Credit Agreement”), by and among the Borrower, the Lenders, the Administrative Agent, and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT
A.    The defined term “Consolidated Leverage Ratio” as set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:
“”Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness (net of up to $50,000,000 of unrestricted cash of the Borrower and its Subsidiaries) as of such date to (b) Consolidated EBITDA for the most recently completed Measurement Period.”
B.    The defined term “Senior Notes” as set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “$775,000,000” in the second line thereof with “$1,025,000,000”.
C.    The defined term “Senior Secured Leverage Ratio” as set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:
““Senior Secured Leverage Ratio” means (a) for purposes of Section 7.03(h), as of the date of incurrence of the indebtedness being incurred thereunder, the ratio of (i) Consolidated Senior Secured Debt (net of up to $50,000,000 of unrestricted cash of the Borrower and its Subsidiaries) as of such date to (ii) Consolidated EBITDA for the most recently completed Measurement Period for which financial statements are available, in each case for the Borrower and its Subsidiaries and (b) for all other purposes, with respect to any Measurement Period, the ratio of (i) Consolidated Senior Secured Debt (net of up to $50,000,000 of unrestricted cash of the Borrower and its Subsidiaries) as of the last day of such Measurement Period to (ii) Consolidated EBITDA for such Measurement Period, in each case for the Borrower and its Subsidiaries.”
D.    Section 2.14(a) of the Credit Agreement is hereby amended by amending and restating clause (iii) of the proviso in the fourth sentence thereof as follows:
“(iii) the Borrower shall be in pro forma compliance with each of the covenants set forth in Section 7.11 as of the last day of the most recently ended fiscal quarter for which financial statements are available and as of the Increased Amount Date (assuming for such purpose that the relevant ratios shall have been calculated taking into account all Consolidated Funded Debt outstanding on such date, Consolidated EBITDA as of the most recently completed Measurement Period for which financial statements are available and the Consolidated Interest Charges for such Measurement Period (assuming for such purpose that such Consolidated Funded Debt had been outstanding on the first day of and through the end of such Measurement Period and measuring such ratios against those for the most recently ended period in question set forth in Section 7.11 for which financial statements are available)) after giving effect to such Incremental Revolving Commitments or Incremental Term Loan Commitments and the extensions of credit to be made thereunder on such date, as applicable;”

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E.    Section 7.03(a) of the Credit Agreement is hereby amended by replacing the reference to “$775,000,000” in the third line thereof with “$1,025,000,000”.
F.    Section 7.03(h) of the Credit Agreement is hereby amended and restated as follows:
“(h) unsecured debt issued by the Borrower; provided that (i) the Senior Secured Leverage Ratio is less than 2.50:1.00 as of the date of incurrence of such unsecured debt, (ii) the stated maturity of such Indebtedness is not less than 91 days following the latest Maturity Date at the time of incurrence of such unsecured debt and the Weighted Average Life of such Indebtedness is not shorter than the remaining Weighted Average Life of the Term A Loans, the Revolving Credit Facility or any Incremental Term Loans, (iii) the covenants, events of default, guaranty and other terms (excluding as to interest rate and redemption premium) of such Indebtedness are, taken as a whole, not materially less favorable to the Borrower and its Subsidiaries than the Senior Notes and (iv) at the time of incurrence of such Indebtedness, there shall be no Default and the Borrower shall be in pro forma compliance after giving effect to the incurrence of such unsecured debt with the covenants set forth in Section 7.11 as of the last day of the most recently ended fiscal quarter for which financial statements are available (assuming for such purposes that such unsecured debt was outstanding throughout and as of the last day of the most recently completed Measurement Period for which financial statements are available);”
G.    Section 7.11(a) of the Credit Agreement is hereby amended and restated as follows:
“(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at the end of any fiscal quarter of the Borrower during any period set forth below to be greater than the ratio (the “Maximum Consolidated Leverage Ratio”) set forth below opposite such period:

Period	Maximum Consolidated Leverage Ratio
Closing Date through September 30, 2012	5.50:1.00
October 1, 2012 through September 30, 2013	5.75:1.00
October 1, 2013 through September 30, 2014	5.50:1.00
October 1, 2014 through September 30, 2015	5.25:1.00
October 1, 2015 and thereafter	5.00:1.00”

SECTION II.	CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fourth Amendment Effective Date”):
A.    Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by the Borrower, the Guarantor and the Required Lenders.

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B.    Representations and Warranties. The representations and warranties set forth in Section III of this Amendment shall be true and correct.
C.    Fees and Expenses. The Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), in accordance with the Credit Agreement, on or before the Fourth Amendment Effective Date.
D.    Consent Fee. The Borrower shall have paid to the Administrative Agent for the account of each Lender (each, a “Consenting Lender”) that has delivered a counterpart signature page of this Amendment no later than 5:00 p.m. (New York time) on Thursday, October 18, 2012 (the “Consent Date”), a non-refundable cash fee in an amount equal to 0.10% of the aggregate principal amount of outstanding Term Loans and/or Revolving Credit Commitments held by such Consenting Lender on the Consent Date, which fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter, and shall be fully earned on the Consent Date and due and payable on the Fourth Amendment Effective Date.
E.    Other Documents. The Administrative Agent and Lenders shall have received a secretary’s certificate certifying as to the accuracy of the Borrower’s applicable Organization Documents and resolutions or other forms of organizational action of the Loan Parties authorizing the execution, delivery and performance of this Amendment, together with applicable incumbency certificates and such other documents, instruments or certificates as it may reasonably request.

SECTION III.	REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to enter into this Amendment and to grant the waivers set forth herein and amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to the Lenders that the following statements are true and correct in all material respects:
A.    Corporate Power and Authority. Each Loan Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).
B.    Due Authorization; No Contravention. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the terms hereof have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than any Lien Permitted by Section 7.01 of the Credit Agreement) under, or require any payment to be made under (i) any material contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.
C.    Governmental Authorization; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or the Amended Agreement, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

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D.    Binding Effect. Each of this Amendment and the Amended Agreement constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
E.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article V of the Amended Agreement are and will be true and correct on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all respects on and as of such earlier date, in each case after giving effect to this Amendment.
F.    Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default, in each case after giving effect to this Amendment.

SECTION IV.	ACKNOWLEDGMENT AND CONSENT
The Borrower hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated thereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.
The Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. The Guarantor hereby confirms its guarantees, pledges, grants of security interests and other obligations under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as modified or supplemented in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.
The Guarantor acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
The Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of the Guarantor to any future amendments to the Credit Agreement.

SECTION V.	MISCELLANEOUS

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A.    Reference to and Effect on the Credit Agreement and the Other Credit Documents.
(i)    On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.
(ii)    Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
B.    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Amended Agreement.
C.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
D.    Applicable Law. THIS AMENDMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Section 10.14(a), (b), (c) and (d), Section 10.15 and 10.16 of the Credit Agreement are incorporated by reference herein and made a part hereof.
E.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Borrower:

POST HOLDINGS, INC.

By:	/s/ Robert V. Vitale
Name:	Robert V. Vitale
Title:	Chief Financial Officer

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POST FOODS, LLC

By:	/s/ Robert V. Vitale
Name:	Robert V. Vitale
Title:	Vice President

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ACKNOWLEDGED:

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

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BARCLAYS BANK PLC, as Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature Page to Post Fourth Amendment]

FCS Financial, FLCA

By:	/s/ Laura M. Roessler
Name:	Laura Roessler
Title:	Senior Lending Officer

[Signature Page to Post Fourth Amendment]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Daniel J. Miller
Name:	Daniel J. Miller
Title:	Vice President

[Signature Page to Post Fourth Amendment]

BANK OF THE WEST

By:	/s/ Roger Lumley
Name:	Roger Lumley
Title:	Senior Vice President

[Signature Page to Post Fourth Amendment]

Sumitomo Mitsui Banking Corporation

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

[Signature Page to Post Fourth Amendment]

AgFirst Farm Credit Bank

/s/ Bruce B. Fortner
Bruce B. Fortner
Vice President

[Signature Page to Post Fourth Amendment]

GreenStone Farm Credit Services, ACA/FLCA

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President

[Signature Page to Post Fourth Amendment]

Regions Bank

By:	/s/ John Holland
Name:	John Holland
Title:	Senior Vice President

[Signature Page to Post Fourth Amendment]

COBANK, ACB

By:	/s/ Michael Tousignant
Name:	Michael Tousignant
Title:	Vice President

[Signature Page to Post Fourth Amendment]

Farm Credit Services of America, PCA

By:	/s/ Steven L. Moore
Name:	Steven L. Moore
Title:	Vice President

[Signature Page to Post Fourth Amendment]

Union Bank, N.A.

By:	/s/ Michael Gardner
Name:	Michael Gardner
Title:	Vice President

[Signature Page to Post Fourth Amendment]

Wells Fargo Bank, N.A.

By:	/s/ Daniel R. Van Aken
Name:	Daniel R. Van Aken
Title:	Director

[Signature Page to Post Fourth Amendment]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Brendan Korb
Name:	Brendan Korb
Title:	Vice President

[Signature Page to Post Fourth Amendment]

[Lender]

By:	/s/ Larry Allen Swiniarski
Name:	Larry Allen Swiniarski
Title:	Director, BMO Chicago Branch

Larry Allen Swiniarski Director Bank of Montreal Chicago Branch

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THE HUNTINGTON NATIONAL BANK

By:	/s/ Lori Cummins-Meyer
Name:	Lori Cummins-Meyer
Title:	Vice President

[Signature Page to Post Fourth Amendment]

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A.,“RABOBANK NEDERLAND” NEW YORK BRANCH

By:	/s/Jeff Bliss
Name:	Jeff Bliss
Title:	Executive Director

By:	/s/ Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

[Signature Page to Post Fourth Amendment]